UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtors	Reporting Period: January 30, 2010

MONTHLY OPERATING REPORT

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a			X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4b	X
Listing of aged accounts payable	MOR-4c	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Ronald F. Stengel	23 Feburary 2010
Signature of Authorized Individual*	Date

Ronald F. Stengel	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re	The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
	Debtors	Period: January 30, 2010

MONTHLY OPERATING REPORT

Summary of Cases
	Debtor	Case Number

	The Penn Traffic Company, Debtor	09-14078 (PJW)
	Sunrise Properties, Debtor	09-14079 (PJW)
	Pennway Express, Inc., Debtor	09-14080 (PJW)
(1)	Penny Curtis Baking Company, Inc., Debtor	09-14082 (PJW)
(1)	Big M Supermarkets, Inc., Debtor	09-14083 (PJW)
(1)	Commander Foods, Inc., Debtor	09-14084 (PJW)
(1)	P & C Food Markets, Inc. of Vermont, Debtor	09-14085 (PJW)
(1)	P.T. Development, LLC, Debtor	09-14086 (PJW)
	P.T. Fayetteville/Utica, LLC, Debtor	09-14087 (PJW)

(1)	No financial data was maintained for these entities because such entities were not engaged in active operations during the relevant time period of this report.

In re: The Penn Traffic Company, et al
Debtors
12/27 - 1/30 Total Cash Flow
($ in thousands)	W/E	W/E	W/E	W/E	W/E	12/27-1/30	Cumulative
	1-2-10	1-9-10	1-16-10	1-23-10	1-30-10	Total	to Date

Cash Receipts:

Sales Receipts	$13,219	$12,648	$11,933	$11,722	$7,880	$57,402	$129,929
Other Receipts (A/R Coll./Dep.)	2,014	3,686	820	468	689	7,677	15,254
Miscellaneous Retail Receipts	946	1,461	1,633	1,307	5,146	10,492	20,299
Store Closure/Sale Proceeds	-	-	12,500	-	72,500	85,000	85,000
Total Receipts	16,179	17,794	26,886	13,497	86,215	160,572	250,481

Cash Disbursements:

Trade Payments:
Product	7,836	7,941	10,998	6,136	6,049	38,960	88,638
Non-Product	707	840	526	545	710	3,327	6,312
Total Trade Payments	8,542	8,782	11,524	6,681	6,759	42,288	94,950

Operating Expenses:
Store Payroll, Taxes & Benefits	2,262	2,763	2,490	2,213	2,204	11,931	25,830
Corp. Payroll, Taxes & Benefits	466	460	456	449	473	2,303	5,185
Severance/WARN and Retention	-	-	-	-	-	-	-
Union Benefits	-	873	1,210	-	-	2,083	4,153
401K Plans	-	-	-	-	-	-	-
Utilities	263	526	516	188	236	1,729	1,849
Rent Cam & RE Taxes	-	1,538	190	-	-	1,728	3,433
Insurance Premiums & Claims	-	-	-	-	-	-	921
Capital Expenditures	210	268	127	259	111	975	995
Sales Tax Payable	146	15	4	-	-	165	1,305
Store Currency & Coin Orders	611	-	-	125	665	1,401	6,394
Other (WUnion/Util. Rmb/Bank fees)	296	318	304	317	263	1,499	11,084
Liquidator Expense Reimbursement	1,737	1,637	1,082	953	976	6,385	6,385
Expense Reimbursement	-	-	-	-	-	-	-
Miscellaneous Expense	-	-	-	-	223	223	273
Total Operating Expenses	5,991	8,398	6,379	4,504	5,150	30,422	67,809

Financing Expenses:
Term/Standby LC Interest	-	234	-	-	183	417	580
Suppl. RE Facility Interest	-	146	-	-	95	241	373
DIP & Revolver Interest & Fees	-	-	-	-	700	700	950
Debt Paydown / L/C Collat.	-	-	-	-	56,298	56,298	56,298
Total Non-Operating Expenses	-	380	-	-	57,276	57,657	58,201

Net Operating Cash Flow	1,646	234	8,983	2,312	17,030	30,205	29,521

Bankruptcy Expenses:
Deposits/Cash-in-Advance	485	-	-	-	-	485	3,802
Professional Fees	-	30	158	5	897	1,090	1,516
UST Fees	-	-	-	-	-	-	-
Claims Agent	-	-	21	124	4	149	271
Cure Costs	-	-	-	-	-	-	-
Funds Transferred to/(from) Cure Cost	-	-	-	-	3,943	3,943	3,943
Funds Transferred to/(from) Closing Issues	-	-	-	-	12,500	12,500	12,500
Funds Transferred to/(from) Prof Carve Out	-	-	-	-	3,000	3,000	3,000
Funds Transferred to/(from) Escrow	-	-	12,500	-	(12,500)	-	-
Un-reconciled Cash Flow	-	-	-	-	-	-	-
Total Bankruptcy Expenses	485	30	12,679	128	7,844	21,166	25,033

Total Disbursements	15,017	17,590	30,582	11,314	77,029	151,532	245,992

Net Cash Flows	$1,161	$205	$(3,696)	$2,184	$9,186	$9,039	$4,489

In re The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtor	Reporting Period: January 30, 2010

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses

Donlin Recano	12/22/2009	4,500.00	Penn Traffic	28274814	12/24/09	-	4,500.00	-	4,500.00
Donlin Recano	1/6-1/8/2010	20,500.00	Penn Traffic	28481927	1/12/10	-	20,500.00	-	20,500.00
Donlin Recano	12/1/09-12/31/09	123,854.43	Penn Traffic	28602926	1/21/2010	105,964.83	17,889.60	105,964.83	17,889.60
Donlin Recano	11/1/09-11/30/09	122,573.75	Penn Traffic	28195676	1/21/2010	91,343.67	31,230.08	91,343.67	31,230.08
Donlin Recano	1/24/2010	4,150.00	Penn Traffic	0000467A	1/25/2010		4,150.00		4,150.00

Conway, Del Genio, Greis	1/3/10 - 2/2/10	155,760.20	Penn Traffic	262967	1/7/2010	150,000.00	5,760.20	150,000.00	5,760.20

Total		431,338.38				347,308.50	84,029.88	347,308.50	84,029.88

In re The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtors	Reporting Period: January 30, 2010

MOR 2
Consolidated Statement of Operations
(In thousands)
Unaudited

	Penn	Fayetteville/	Pennway	Penny	Sunrise	Penn Traffic	Consolidated
	Traffic	Utica	Express	Curtiss	Properties	Eliminations	Penn Traffic

Revenues	$58,066	$1,873	$300		$8		$60,247

Cost and Operating Expenses
Cost of sales	41,300	1,287					42,587
Selling and administrative expenses	22,607	545	328		2	-	23,482
Asset impairment charge	-	-	-	-	-	-	-
Goodwill impairment charge	-	-	-	-	-	-	-

Operating Income	(5,841)	41	(28)	-	6	-	(5,822)
Interest expense	573	-	-	-	-	-	573
Reorganization expense	4,057	-	-	-	-	-	4,057

(Loss) Income from continuing operations before taxes	(10,471)	41	(28)	-	6	-	(10,452)
Provision for income taxes	-	-	-	-	-	-	-

(Loss) Income before loss from discontinued operations, net of tax	(10,471)	41	(28)	-	6	-	(10,452)

(Loss) income from discontinued operations, net of tax	51	-	-	-		-	51

(Loss) Income before extraordinary item	(10,522)	41	(28)	-	6	-	(10,503)

Extraordinary item	-	-	-	-	-	-	-

Net (Loss) Income	$(10,522)	$41	$(28)	$-	$6	$-	$(10,503)

(1)   The following legal entities: Big M Supermarkets, Inc., Commander Foods,Inc., P&C Food Markets, Inc of Vermont, and  PT-Development, LLC, are not reported on the above schedule due to the fact that there was no or nominal activity for the reporting period of December 27, 2009 through January 30, 2010 for these entities.

In re: The Penn Traffic Company, et al	Csae No. 09-14078 (PJW)
Debtors	Reporting Period: 'January 30, 2010

MOR 3
Consolidated Balance Sheet
As of 'January 30, 2010
Unaudited
(In Thousands)

	Penn	Fayetteville/		Pennway	Penny	Sunrise	Penn Traffic	Consolidated
	Traffic	Utica	Big M	Express	Curtiss	Properties	Eliminations	Penn Traffic
ASSETS

Current Assets:
Cash and short-term investments	40,516	26	-	-	-	-	-	40,542
Accounts and notes receivables	23,789	-	-	487	-	-	-	24,276
Inventories	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	3,790	-	-	-	-	-	-	3,790
Assets Held for Sale	-	-	-	-	-	-	-	-
	68,095	26	-	487	-	-	-	68,608

Noncurrent Assets:
Capital leases	-	-	-	-	-	-	-	-
Property, plant and equipment	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Intangible assets	-	-	-	-	-	-	-	-
Other assets	55,466	-	-	-	-	-	-	55,466
	123,561	26	-	487	-	-	-	124,074

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Current portion of obligations under capital leases	-	-	-	-	-	-	-	-
Current maturities under long-term debt	-	-	-	-	-	-	-	-
Trade account and drafts payables	3,015	3	(1)	10	-	-	-	3,027
Other current liabilities	17,571	49	-	19	2	-	-	17,641
Accrued interest expense	-	-	-	-	-	-	-	-
Deferred income taxes	-	-	-	-	-	-	-	-
	20,586	52	(1)	29	2	-	-	20,668

Intercompany payables	(54,910)	-	54,745	(3,504)	4,068	(399)	-	-

Noncurrent Liabilities:
Obligations under capital leases	-	-	-	-	-	-	-	-
Long-term debt	-	-	-	-	-	-	-	-
Deferred income taxes	-	-	-	-	-	-	-	-
Other noncurrent liabilities	29,107	-	-	-	-	-	-	29,107

Total Liabilities Subject to Compromise	76,908	-	-	-	2,609	-	-	79,517

Stockholders' Equity:
Preferred stock	(20)	-	-	-	20	-	-	-
Common Stock	36	-	20	1	30	1	-	88
Capital in excess of par	128,246	-	-	-	-	-	-	128,246
Stock warrants	-	-	-	-	-	-	-	-
Retained Earnings	(76,122)	(27)	(54,764)	3,962	(6,729)	398	-	(133,282)
Accumulated other comprehensive loss	(270)	-	-	-	-	-	-	(270)
Treasury stock, 53,000 shares at cost	-	-	-	-	-	-	-	-
Total Stockholders Equity	51,870	(27)	(54,744)	3,963	(6,679)	399	-	(5,218)

	123,561	25	(0)	488	-	-	-	124,074

In re: The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtors	Reporting Period: January 30, 2010

MOR 4
Status of Post Petition Taxes
		12/27/2009 Period 12					01/30/10
		Beginning	Amount Withheld	Amount	Date	Check No.	Ending
		Tax Liability	or Accrued	Paid	Paid	or EFT	Tax Liability

	Federal
242300	Withholding	(199,729)	(1,169,236)	1,154,466	01/28/09	274976200227518	(214,499)
					12/30/09	274976400116951
					12/30/09	274976400526086
					01/04/10	274040400471381
					01/06/10	274040600582528
					01/06/10	274040600436372
					01/11/10	274041000752029
					01/13/10	274041300383959
					01/13/10	274041300616182
					01/15/10	274041500359843
					01/19/10	274041900947873
					01/21/10	274042100344519
					01/21/10	274042100433345
					01/25/10	274042500416054
					01/27/10	274042700970596
					01/27/10	274042700217122

242001	FICA -Employee	(179,743)	(947,350)	946,019	01/28/09	274976200227518	(181,074)
					12/30/09	274976400116951
					12/30/09	274976400526086
					01/04/10	274040400471381
					01/06/10	274040600582528
					01/06/10	274040600436372
					01/11/10	274041000752029
					01/13/10	274041300383959
					01/13/10	274041300616182
					01/15/10	274041500359843
					01/19/10	274041900947873
					01/21/10	274042100344519
					01/21/10	274042100433345
					01/25/10	274042500416054
					01/27/10	274042700970596
					01/27/10	274042700217122

242000	FICA -Employer	(371,376)	(943,473)	946,519	01/28/09	274976200227518	(368,330)
					12/30/09	274976400116951
					12/30/09	274976400526086
					01/04/10	274040400471381
					01/06/10	274040600582528
					01/06/10	274040600436372
					01/11/10	274041000752029
					01/13/10	274041300383959
					01/13/10	274041300616182
					01/15/10	274041500359843
					01/19/10	274041900947873
					01/21/10	274042100344519
					01/21/10	274042100433345
					01/25/10	274042500416054
					01/27/10	274042700970596
					01/27/10	274042700217122

	Totals	(750,848)	(3,060,059)	3,047,004			(763,903)

242100	Unemployment	(18,897)	(95,134)	-			(114,031)
	Income
	Other
	Total Federal Taxes	(769,745)	(3,155,193)	3,047,004			(877,934)

	State
242452	Withholding- PA	(37,577)	(95,293)	55,847	01/06/10	1300026532667	(36,464)
				1,815	01/06/10	1300026538724
				37,622	01/21/10	1300026739910
				1,122	01/21/10	1300026745402

242456	Withholding- VT	(686)	(3,524)	686	12/30/09	3633853	(591)
				804	01/04/10	36353195
				895	01/12/10	123601
				635	01/20/10	204430
				598	01/26/10	263901

242450	Withholding- NY	(68,950)	(374,916)	70,189	12/30/09	NY09WT001781952	(71,740)
				1,885	12/30/09	NY09WT001781958
				69,831	01/06/10	NY10WT001795224
				2,555	01/06/10	NY10WT001795808
				79,077	01/13/10	NY10WT001806478
				71,241	01/21/10	NY10WT001818110
				70,955	01/27/10	NY10WT001829789
				2,536	01/13/10	NY10WT001806485
				1,800	01/21/10	NY10WT001818270
				1,813	01/27/10	NY10WT001829797
				244	01/05/10	00262292

	Total State Withholding	(107,214)	(473,732)	472,151			(108,795)

	Local Taxes
242552	Local -EIT	(72,280)	(28,290)	2,677	01/08/10	262453	(22,498)
				3,611	01/08/10	262442
				3,067	01/08/10	262672
				2,743	01/11/10	262593
				567	01/11/10	567.48
				470	01/11/10	262608
				2,662	01/11/10	262618
				189	01/11/10	262611
				2,910	01/11/10	262609
				110	01/11/10	262619
				110	01/11/10	262599
				2,075	01/11/10	262594
				660	01/11/10	262612
				542	01/11/10	262610
				2,264	01/11/10	262603
				21,985	01/11/10	262595
				2,293	01/11/10	262620
				2,406	01/12/10	262698
				1,993	01/12/10	262697
				879	01/12/10	262701
				3,611	01/12/10	262700
				2,699	01/12/10	262669
				3,412	01/12/10	262670
				11,460	01/12/10	262671
				2,478	01/13/10	262746
				199	01/13/10	262774

242900	Local -LST	(12,948)	(5,289)	461	01/15/10	262875	(4,713)
				620	01/11/10	262614
				275	01/11/10	262613
				134	01/11/10	262616
				881	01/11/10	262615
				654	01/11/10	262600
				681	01/11/10	262601
				2,157	01/11/10	262602
				856	01/12/10	262681
				573	01/12/10	262678
				470	01/12/10	262688
				821	01/12/10	262685
				550	01/12/10	262682
				407	01/12/10	262693
				596	01/12/10	262699
				589	01/12/10	262684
				2,798	01/12/10	262683

	Total Local Taxes	(85,228)	(33,578)	91,596			(27,211)

	Sales
242650 + 242750	Sales - NY	(599,779)	(661,127)	572,541	12/28/09	NY09ST000159361	(3,084)
				29,430	12/28/09	NY09ST000159367
				626,362	01/27/10	NY09ST000165398
				29,489	01/27/10	NY09ST000165404

242652 + 242752	Sales - PA	(125,937)	(129,114)	125,937	01/20/10	1300026626291	(129,114)
242651	Sales - OH	(745)	(310)	867	01/25/10	12486714	(188)
242656 + 242756	Sales - VT	(15,679)	(8,321)	7931	12/28/09	126141437369	(8,321)
				7748	01/25/10	1263399966129

	Total Sales Tax	(742,140)	(798,872)	1,400,305			(140,706)

	Excise
242250	Unemployment - NY	(33,681)	(186,610)	-			(220,290)
242252	Unemployment - PA	(39,722)	(227,137)	-			(266,859)
242256	Unemployment - VT	(2,111)	(2,610)	1,803	01/29/10	264173	(2,918)
242257	Unemployment - NH	286	(1,181)	552	02/02/10	263912	(343)
243100	Real property	(338,852)	(169,926)				(508,778)
243500	Tobacco	80,679	(24,768)	31,745	01/25/10	16625035	87,656
	Total Excise	(333,400)	(612,233)	34,100			(911,533)

	Other
242856	Meals and Room - VT	(2,037)	(1,169)	1,049	12/28/09	1260389391007	(1,169)
				988	01/25/10	1263304161339
242857	Meals and Room - NH	(377)	(703)	377	01/19/10	1001200039	(703)
243200	Mercantile Tax	(16,763)	2,579	-			(14,184)

	Total Other	(19,177)	707	2,414			(16,056)

	Total Taxes	(2,056,904)	(5,072,902)	5,047,570			(2,082,235)

In re: The Penn Traffic Company et al	Case No. 09-14978 (PJW)
Debtors	Reporting Period: January 30, 2010

MOR 4b
SUMMARY OF UNPAID POSTPETITION DEBTS

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	3,025,332					3,025,332
Wages Payable	3,676,890					3,676,890
Taxes Payable	2,082,235					2,082,235
Rent/Leases-Building			612,416			612,416
Rent/Leases-Equipment						0
Secured Debt/Adequate Protection Payments						0
Professional Fees	4,867,716					4,867,716
Amounts Due to Insiders						0
Other Accrued Liabilities	6,402,441					6,402,441
Other:__________________________						0
Total Postpetition Debts	20,054,614	0	612,416	0	0	20,667,030

In re	The Penn Traffic Company	Case N09 -14078 (PJW)
	Debtor	Reporting Per January 30, 2010

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
MOR 5a

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$22,165,900
+ Amounts billed during the period (Aged)	$55,229,855
- Amounts collected during the period (Aged)	$51,567,759
- Amounts collected during the period (Not Aged)	$2,038,879
+ Amounts billed during the period (Not Aged)
Total Accounts Receivable at the end of the reporting period	$23,789,117

Accounts Receivable Aging	Amount
0 - 30 days old	$3,574,335
31 - 90 days old	$4,223,310
91 - 180 days old	$755,010
181 - 365 days old	$125,150
365 + days old	$605,986
Subtotal Aged Accounts Receivable	$9,283,790
Accounts Receivable Not Aged	$16,269,380
Total Accounts Receivable	$25,553,170
-Amount considered uncollectible (Bad Debt)	$1,764,053
Accounts Receivable (Net)	$23,789,117

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes		No
1	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	(1)	X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?			X
3	Have all postpetition tax returns been timely filed? If no, provide an explanation below.		X
4	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.		X
5	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	(2)	X

(1)	Substantially all assets were Sold to Tops Markets LLC on 1/29/2010
(2)	Non-Interest bearing escrow accounts have been opened to segregate monies pursuant to the sale of substantially all assets to Tops LLC.

In re	Pennway Express, Inc.	Case N09 -14080 (PJW)
	Debtor	Reporting Per January 30, 2010

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
MOR 5b

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$538,935
+ Amounts billed during the period	$59,830
- Amounts collected during the period	$111,380
Total Accounts Receivable at the end of the reporting period	$487,385

Accounts Receivable Aging	Amount
0 - 30 days old	$206,054
31 - 90 days old	$191,592
91 - 180 days old	$16,507
181 - 365 days old	$68,970
365 + days old	$4,261
Subtotal Aged Accounts Receivable	$487,385
Accounts Receivable Not Aged	$-
Total Accounts Receivable	$487,385
-Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	$487,385

DEBTOR QUESTIONNAIRE

Must be completed each month			Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	(1)	X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?			X
3	Have all postpetition tax returns been timely filed? If no, provide an explanation below.		X
4	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.		X
5
Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

(1)  Substantially all assets were Sold to Tops Markets LLC on 1/29/2010

In re	P.T. Fayetteville/Utica, LLC	Case N09 -14087 (PJW)
	Debtor	Reporting Per January 30, 2010

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
MOR 5c

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$93
+ Amounts billed during the period
- Amounts collected during the period	$93
Total Accounts Receivable at the end of the reporting period	$-

Accounts Receivable Aging	Amount
0 - 30 days old
31 - 90 days old
91 - 180 days old
181 - 365 days old
365 + days old
Subtotal Aged Accounts Receivable	$-
Accounts Receivable Not Aged
Total Accounts Receivable	$-
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	$-

DEBTOR QUESTIONNAIRE

Must be completed each month			Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	(1)	X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?			X
3	Have all postpetition tax returns been timely filed? If no, provide an explanation below.		X
4	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.		X
5
Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

(1)  Substantially all assets were Sold to Tops Markets LLC on 1/29/2010

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re The Penn Traffic Company et al	Case No.	09-14078 (PJW)
Debtors	Reporting Period:	January 30, 2010

Status of Bank Reconciliations and Unpaid Postpetition Taxes

I, Ronald F. Stengel, certify that:

I am the Chief Restructuring Officer of The Penn Traffic Company and each of its affiliated.
Dedtors.

All of the Company's bank reconciliations have been balanced for the period ending January 30, 2010.  A list of those bank accounts with period ending balances is attached.

All post-petition witholding taxes, property taxes, real estate taxes, sales and use taxes and sales taxes that are due and payable were paid. A list of those taxes paid is attached.

/s/ Ronald F. Stengel	23 February 2010
Ronald F. Stengel	Date
Chief Restructuring Officer

The Penn Traffic Company
Bank Account Balances
		Actual
Bank Name	A/C#	1-30-10
First Commonwealth Bank	4983	3,397
Bank of America Business Capital	2194	3,470,146
Bank of America Business Capital	3549	(1,599)
Bank of America Business Capital	2204	(22,117)
Bank of America Business Capital	5976	19,853,299
Banc of America Securities LLC	4712	-
Bank of America Business Capital	6956	(132,694)
HSBC Bank USA, National Association	3033	11,117
Bank of America Business Capital	2069	(88,627)
Bank of America Business Capital	3549	2,753
HSBC Bank USA, National Association	9521	346,939
Bank of America Business Capital	2069	(1,465,323)
HSBC Bank USA, National Association	7256	300,038
HSBC Bank USA, National Association	4225	69,827
HSBC Bank USA, National Association	4439	14,331
Bank of America Business Capital	2084	1,067,781
Fifth Third Bank	4602	1,869,284
Fifth Third Bank	4651	-
Lake Region Bank	5136	44,453
Lake Region Bank	5224	-
Lake Region Bank	5312	-
Lake Region Bank	5558	-
HSBC Bank USA, National Association	0463	168,360
HSBC Bank USA, National Association	0974	429,975
HSBC Bank USA, National Association	7312	7,521
First Citizens Bank	1002	12,410
NBT Bank	2424	19,475
Peoples State Bank	3200	10,568
Ameriserv Financial Bank	5230	145,155
RBS Citizens, National Association	5043	-
First Commonwealth Bank	2264	-
Hamlin Bank	0306	-
HSBC Bank USA, National Association	6050	-
M&T Bank	6855	-
Merchants Bank	1875	-
National City Bank/PNC Bank	8153	-
Northwest Savings Bank	3249	-
Northwest Savings Bank	3245	-
PNC Bank	8142	-
S&T Bank	6912	-
Bank of America Business Capital	8023	25,965
Bank of America Business Capital	2852	-
Bank of America Business Capital	2865	-
Bank of America Business Capital	2878	-
Bank of America Business Capital	7938	-
Bank of America Business Capital	1347
Total		$26,162,434

The Penn Traffic Co.
Taxes Paid Through 01/30/2010

	Tax	Amount	Date
Legal Entity	Paid	Paid	Paid
Taxes Paid through November 28		1,681,547.75

Taxes Paid through December 28		3,022,437.39

Penn Traffic Co.	Fed-SS-MED	566,879.00	12/28/09
Penn Traffic Co.	NY Sales Tax	572,541.14	12/28/09
PT Fayetteville/Utica, LLC	NY Sales Tax	29,430.45	12/28/09
Penn Traffic Co.	VT Meals & Rooms Tax	1,049.13	12/28/09
Penn Traffic Co.	VT Sales Tax	7,931.47	12/28/09
PT Fayetteville/Utica, LLC	Fed-SS-MED	12,182.19	12/30/09
Pennway Express Inc.	Fed-SS-MED	5,600.61	12/30/09
Penn Traffic Co.	NY Withholding	70,188.89	12/30/09
PT Fayetteville/Utica, LLC	NY Withholding	1,884.62	12/30/09
Penn Traffic Co.	VT Withholding	685.91	12/30/09
Penn Traffic Co.	Fed-SS-MED	573,486.28	01/04/10
Penn Traffic Co.	VT Withholding	804.32	01/04/10
Credit Union	NY Withholding	243.95	01/05/10
PT Fayetteville/Utica, LLC	Fed-SS-MED	18,393.92	01/06/10
Pennway Express Inc.	Fed-SS-MED	5,513.32	01/06/10
Penn Traffic Co.	NY Withholding	69,830.51	01/06/10
PT Fayetteville/Utica, LLC	NY Withholding	2,554.77	01/06/10
Penn Traffic Co.	PA Withholding	55,846.80	01/06/10
Pennway Express Inc.	PA Withholding	1,815.45	01/06/10
Penn Traffic Co.	PA EIT	9,354.27	01/08/10
Penn Traffic Co.	Fed-SS-MED	649,142.39	01/11/10
Penn Traffic Co.	PA EIT	39,976.71	01/11/10
Penn Traffic Co.	PA LST	5,401.65	01/11/10
PT Fayetteville/Utica, LLC	Fed-SS-MED	217.62	01/12/10
Penn Traffic Co.	PA EIT	26,063.44	01/12/10
Penn Traffic Co.	PA LST	7,661.76	01/12/10
PT Fayetteville/Utica, LLC	Fed-SS-MED	16,238.55	01/13/10
Pennway Express Inc.	Fed-SS-MED	5,051.58	01/13/10
Penn Traffic Co.	NY Withholding	79,076.81	01/13/10
PT Fayetteville/Utica, LLC	NY Withholding	2,536.21	01/13/10
Pennway Express Inc.	PA EIT	2,676.81	01/13/10
Penn Traffic Co.	VT Withholding	895.19	01/13/10
Providers Credit Union	Fed-SS-MED	3,666.18	01/15/10
Pennway Express Inc.	PA LST	461.09	01/15/10
Penn Traffic Co.	Fed-SS-MED	579,109.96	01/19/10
Penn Traffic Co.	NH Meals & Rentals	377.45	01/19/10
PT Fayetteville/Utica, LLC	NY Withholding	1,800.22	01/19/10
Penn Traffic Co.	PA Sales Tax	125,936.54	01/20/10
PT Fayetteville/Utica, LLC	Fed-SS-MED	12,035.15	01/21/10
Pennway Express Inc.	Fed-SS-MED	4,411.67	01/21/10
Penn Traffic Co.	NY Withholding	71,241.34	01/21/10
Penn Traffic Co.	PA Withholding	37,622.39	01/21/10
Pennway Express Inc.	PA Withholding	1,121.74	01/21/10
Penn Traffic Co.	VT Withholding	635.49	01/21/10
Penn Traffic Co.	Fed-SS-MED	577,305.96	01/25/10
Penn Traffic Co.	NY Tobacco	31,744.75	01/25/10
Penn Traffic Co.	OH Sales Tax	867.24	01/25/10
Penn Traffic Co.	VT Meals & Rooms Tax	988.00	01/25/10
Penn Traffic Co.	VT Sales Tax	7,748.00	01/25/10
PT Fayetteville/Utica, LLC	Fed-SS-MED	12,102.25	01/27/10
Pennway Express Inc.	Fed-SS-MED	5,667.02	01/27/10
Penn Traffic Co.	NY Sales Tax	626,361.75	01/27/10
PT Fayetteville/Utica, LLC	NY Sales Tax	29,488.74	01/27/10
Penn Traffic Co.	NY Withholding	70,954.89	01/27/10
PT Fayetteville/Utica, LLC	NY Withholding	1,813.38	01/27/10
Penn Traffic Co.	VT Withholding	597.78	01/27/10
Penn Traffic Co.	VT SUI 4th Qtr	1,803.44	01/29/10
Penn Traffic Co.	NH SUI 4th Qtr	552.20	02/02/10
Taxes Paid through January 30		5,047,570.34

Total Taxes Paid		9,751,555.48